SIGNIFICANT ACCOUNTING POLICIES - Summary of Contract Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Contract Liabilities, Current
Deferred Revenue	$ 135	$ 996
Customer Advance Payment	61	665
Total	196	1,661
Contract Liabilities, Long-Term
Deferred Revenue	4,517	3,473
Total Contract Liabilities	$ 4,713	$ 5,134